Restructuring of Operations	12 Months Ended
Dec. 31, 2012
Restructuring And Related Activities [Abstract]
Restructuring of Operations

Note 15. Restructuring of Operations

The restructuring charges consist of employee termination costs, other exit costs and impairment costs. Severance costs are being accounted for in accordance with ASC Topic 420, “Exit or Disposal Cost Obligations” and ASC Topic 712, “Compensation—Nonretirement Postemployment Benefits.” The following summarizes the restructuring charges and activity for the Company:

Accrued Restructuring

(Dollars in millions)	Total
Balance at December 31, 2010	$4
Charges to expense:
Employee termination benefits	6
Asset write-offs expense	—
Other expenses	6

Total restructuring expenses	12
Cash payments and asset write-offs:
Cash payments	(11)
Asset retirements and other	(2)
Discontinued operations—Brake North America and Asia group(1)	(1)

Balance at December 31, 2011(1)	$2
Charges to expense:
Employee termination benefits	1
Asset write-offs expense	—
Other expenses	1

Total restructuring expenses	2
Cash payments and asset write-offs:
Cash payments	(2)
Asset retirements and other	(1)

Balance at December 31, 2012	$1

(1)	The accrued restructuring as of December 31, 2011 excludes $1 million in our Brake North America and Asia group, which is classified in current liabilities of discontinued operations.

At December 31, 2012, $1 million of restructuring charges remained in accrued liabilities, relating to wage and healthcare continuation for severed employees and other termination costs. These remaining benefits are expected to be paid during 2013. The following table shows the restructuring expenses by reportable segment:

(Dollars in millions)	2010	2011	2012
On and Off-highway segment	$8	$1	$2
Corporate, eliminations and other	4	—	—

Total from continuing operations	$12	$1	$2
Discontinued Operations	12	11	19

Total	$24	$12	$21